FOURTH AMENDMENT TO CREDIT AGREEMENT

         THIS FOURTH AMENDMENT TO CREDIT AGREEMENT, dated as of September 29, 1995 (the "Fourth Amendment") is among SOUND ADVICE, INC., a Florida corporation (the "Borrower"), SAI DISTRIBUTORS, INC., a Florida corporation (the "Guarantor") and NATIONSBANK OF FLORIDA, N.A., a national banking association (the "Lender" or "Bank").

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Guarantor and the Lender previously entered into an "Amended and Restated Credit Agreement", dated as of February 4, 1993, as amended by the "First Amendment to Credit Agreement" dated as of February 26, 1993 ("First Amendment"), as amended by the "Second Amendment to Credit Agreement" dated as of December 28, 1993 ("Second Amendment "), as amended by the Third Amendment to Credit Agreement dated as of March 29, 1995 ("Third Amendment") (collectively, the "Credit Agreement"), pursuant to which the Lender has extended to Borrower a commitment to make revolving credit loans and to issue letters of credit and make a $3,600,000.00 term loan in favor of the Borrower (the "Commitment"); and

         WHEREAS, the Commitment is evidenced by an Amended and Restated Renewal Revolving Credit Promissory Note in the principal amount of THIRTY MILLION DOLLARS ($30,000,000.00), dated March 29, 1995 and a Term Note dated February 26, 1993 in the original principal amount of Three Million Six Hundred Thousand Dollars ($3,600,000.00) ("Term Note"), which Term Note is a part of the Commitment; and

         WHEREAS, in order to secure its obligations and indebtedness under the Note and the Credit Agreement, the Borrower executed and delivered to Lender an Amended and Restated Security Agreement, dated as of February 4, 1993 (the "Security Agreement") granting to Lender a first, perfected security interest in the Collateral (as defined in the Security Agreement); and

         WHEREAS, in order to induce Lender to make the Commitment available to the Borrower, the Guarantor executed and delivered to Lender a Continuing and Unconditional Guaranty, dated as of February 4, 1993 which has been confirmed by the Guarantor from time to time (the "Guaranty") (the Credit Agreement, the Security Agreement and the Guaranty are hereinafter referred to as the "Loan Documents"); and

         WHEREAS, the Borrower and the Guarantor have requested that the Lender extend the Note and the Credit Agreement; and

         WHEREAS, the Lender is willing to do so on the terms and subject to the conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

         1. RECITALS. The foregoing recitals are true and correct and are incorporated as part of this Agreement.

         2. DEFINITIONS. All capitalized terms used herein shall, except as modified hereby, have the meanings ascribed to them in the Credit Agreement.

         3.       RENEWAL PROMISSORY NOTE.

                  Even date herewith, Borrower shall execute the Amended and Restated Renewal Revolving Credit Promissory Note in the amount of THIRTY MILLION DOLLARS ($30,000,000.00) in the form attached hereto as EXHIBIT A ("Renewal Revolving Note"), which Renewal Revolving Note and any modifications, renewals, replacements and substitutions therefor made from time to time hereafter shall constitute the "Revolving Credit Note" contemplated in the Credit Agreement.

         4. TERMINATION DATE. The "Termination Date" shall mean October 13, 1995, time being of the essence. Borrower acknowledges that Lender shall have no obligation to extend the Termination Date. As of the Termination Date, all Obligations of the Borrower to the Lender shall be due and payable and all available credit from Lender to Borrower including, without limitation, the Commitment and any letter(s) of credit shall be terminated. Notwithstanding anything in this Fourth Amendment, the Renewal Revolving Note or any of the Loan Documents to the contrary, in the event the Borrower and Lender do not enter into a commitment letter with respect to the Loan Documents upon terms and conditions acceptable to both the Lender and the Borrower (as determined in their sole and absolute discretion) on or prior to 2:00 p.m. October 3, 1995 (time being of the essence), then Lender shall have the right to accelerate the Termination Date to October 3, 1995. Nothing herein shall be deemed to constitute an offer by the Lender to grant a commitment or an agreement by the Lender to negotiate a commitment with the Borrower in good faith. The Borrower acknowledges and agrees that there has been no warranty or representation made by the Lender to grant a commitment.

         5. USE OF LOAN. Section 4.12(iv) of the Credit Agreement is, effective as of January 1, 1995, intentionally left blank.

         6. CAPITAL EXPENDITURE. The maximum capital expenditure during any fiscal year, as contemplated by Section 6.8 of the Credit Agreement, is, effective as of January 1, 1995, until June 30, 1995, amended from FOUR MILLION DOLLARS ($4,000,000.00) to FIVE MILLION TWO HUNDRED THOUSAND DOLLARS ($5,200,000.00). As of July 1, 1995, the maximum capital expenditure shall revert to FOUR MILLION DOLLARS ($4,000,000.00) from FIVE MILLION TWO HUNDRED THOUSAND DOLLARS ($5,200,000.00).

         7. ADDITIONAL REPORTING REQUIREMENTS. In addition to any other financial reporting currently required to be provided by the Borrower to the Lender, the Borrower shall also provide the following to Lender:

                  (i) Copy of Borrower's monthly inventory, reconciliation reports on a form satisfactory to Lender on or prior to the thirtieth (30th) day of each month for the preceding month; and

                  (ii) Borrowing base certificates based upon Borrower's closed month end general ledger balance on or prior to thirty (30) days following the applicable month end.

         8. RELEASE. AS A MATERIAL INDUCEMENT FOR LENDER TO EXECUTE THIS AGREEMENT, BORROWER AND GUARANTOR DO HEREBY RELEASE, WAIVE, DISCHARGE, COVENANT NOT TO SUE, ACQUIT, SATISFY AND FOREVER DISCHARGE LENDER ITS OFFICERS, DIRECTORS, EMPLOYEES, AND AGENTS AND ITS AFFILIATES AND ASSIGNS FROM ANY AND ALL LIABILITY, CLAIMS, COUNTERCLAIMS, DEFENSES, ACTIONS, CAUSES OF ACTION, SUITS, CONTROVERSIES, AGREEMENTS, PROMISES AND DEMANDS WHATSOEVER IN LAW OR IN EQUITY WHICH BORROWER OR GUARANTOR EVER HAD, NOW HAVE, OR WHICH ANY PERSONAL REPRESENTATIVE, SUCCESSOR, HEIR OR ASSIGN OF BORROWER OR GUARANTOR HEREAFTER CAN, SHALL OR MAY HAVE AGAINST LENDER, ITS OFFICERS, DIRECTORS, EMPLOYEES, AND AGENTS, AND ITS AFFILIATES AND ASSIGNS, FOR, UPON, OR BY REASON OF ANY MATTER, CAUSE OR THING WHATSOEVER THROUGH THE DATE HEREOF. BORROWER AND GUARANTOR FURTHER EXPRESSLY AGREE THAT THE FOREGOING RELEASE AND WAIVER AGREEMENT IS INTENDED TO BE AS BROAD AND INCLUSIVE AS PERMITTED BY THE LAWS OF THE STATE OF FLORIDA. IN ADDITION TO, AND WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, AND IN CONSIDERATION OF LENDER'S EXECUTION OF THIS AGREEMENT, BORROWER AND GUARANTOR COVENANT WITH AND WARRANT UNTO LENDER, AND ITS AFFILIATES AND ASSIGNS, THAT THERE EXIST NO CLAIMS, COUNTERCLAIMS, DEFENSES, OBJECTIONS, OFFSETS OR CLAIMS OF OFFSETS AGAINST LENDER OR THE OBLIGATION OF BORROWER AND GUARANTOR TO PAY THE LOAN TO LENDER WHEN AND AS THE SAME BECOMES DUE AND PAYABLE.

         9.       RATIFICATION OF SECURITY AGREEMENT.

                  (a)        The Borrower, by execution of this Fourth
Amendment: (i) acknowledges the continued effectiveness of the Security Agreement securing all Obligations (as defined in the Security Agreement) of the Borrower to the Lender, including the Renewal Revolving Note and the Term Note; and (ii) ratifies and confirms the Security Agreement. The term "Obligations" is hereby amended to include the indebtedness and obligations of the Borrower to the Lender evidenced by the Renewal Revolving Note and the Term Note.

                  (b) The Borrower represents and warrants that: (i) each of the representations and warranties of the Borrower contained in the Security Agreement is true and correct as of the date hereof; (ii) the Borrower is in full compliance with each of the covenants of the Borrower set forth in the Security Agreement; and (iii) no Event of Default (as defined in the Security Agreement) or event which, with the lapse of time, the giving of notice, or both, would become an Event of Default has occurred and is continuing under the Security Agreement.

         10. REPRESENTATIONS AND WARRANTIES; NO DEFAULT. The Borrower represents and warrants that: (a) each of the representations and warranties of the Borrower contained in Article 4 of the Credit Agreement is true and correct as of the date hereof; provided, however, Borrower hereby discloses the existence of the following Subsidiaries: (i) SAI Realty Investments, Inc., a Florida corporation; (ii) Sound Advice of Virginia, Inc., a Virginia corporation; and (iii) Sound Advice Electronics of Maryland, Inc., a Maryland corporation; (b) no Default or Event of Default has occurred and is continuing under the Credit Agreement; and (c) Borrower has no defenses, offsets or counterclaims to any of its obligations or indebtedness under the Credit Agreement or this Fourth

Amendment or any other document executed in connection with or pursuant to the Credit Agreement or this Fourth Amendment.

         11. RATIFICATION OF GUARANTY. The Guarantor, by execution of this Fourth Amendment, consents to the execution and delivery by the Borrower of this Fourth Amendment and all of the documents contemplated hereby and ratifies and confirms the effectiveness and enforceability of the Guaranty. The term Liabilities (as defined in the Guaranty) is hereby amended to include, without limitation, the indebtedness and obligations of the Borrower to the Lender evidenced by the Renewal Revolving Note and the Term Note. The Guarantor represents and warrants that it has no counterclaims, defenses or offsets under the Guaranty or under any other document executed in connection with or pursuant to the Guaranty.

         12. EXPENSES. The Borrower shall reimburse Lender for all reasonable expenses and fees paid or incurred in connection with the documentation, negotiation and closing of the transactions contemplated by this Fourth Amendment and the documents required hereby, including, without limitation, documentary stamp taxes and similar state and local taxes and fees, filing and recording fees and the fees and expenses of Lender's counsel, whether such fees and expenses are incurred prior to or after the date of execution hereof.

         13. NO FURTHER MODIFICATION. Except as hereinabove specifically modified, all of the provisions of the Credit Agreement, the Security Agreement and the Guaranty shall remain unaltered and in full force and effect. It is the intent of the parties that this Fourth Amendment constitute a modification and not a novation of the existing agreements between the parties. BORROWER ACKNOWLEDGES AND AGREES THAT THE LENDER IS NOT OBLIGATED TO FURTHER MODIFY OR EXTEND THE TERMINATION DATE.

         14.      ADDITIONAL PROVISIONS.

                  (a) This Fourth Amendment is non-transferrable and non-assignable by the Borrower. No one other than the parties hereto shall be entitled to rely on this Fourth Amendment.

                  (b) This Fourth Amendment may be executed simultaneously in one or more counterparts, each of which shall be deemed an original for evidentiary purposes and all of which together shall constitute one and the same instrument.

                  (c) This Fourth Amendment shall be governed by and construed in accordance with the internal laws of the State of Florida.

                  (d) This Fourth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns, heirs and personal representatives.

                  (e) This Fourth Amendment may not be amended except in a writing signed by the party against whom enforcement is sought.

                  (f) Time is of the essence with respect to this Fourth Amendment, the Loan Documents and all the documents contemplated in each of them.

                  (g) DEFAULT. An "Event of Default" under documents evidencing and securing any existing or future loans between Borrower and Guarantor and Bank shall constitute an Event of Default under the Credit Agreement, and an Event of Default under the Credit Agreement shall constitute an Event of Default under any such existing or future loan.

         15. MANDATORY ARBITRATION. Any controversy or claim between or among the parties hereto including, but not limited to, those arising out of or relating to this Fourth Amendment or any related agreements or instruments, including any claim based on or arising from an alleged tort, shall be determined by binding arbitration in accordance with the Federal Arbitration Act (or if not applicable, the applicable state law), the Rules of Practice and Procedure for the Arbitration of Commercial Disputes of Judicial Arbitration and Mediation Services, Inc. (J.A.M.S.), and the "Special Rules" set forth below. In the event of any inconsistency, the Special Rules shall control. Judgment upon any arbitration award may be entered in any court having jurisdiction. Any party to this Fourth Amendment may bring an action, including a summary or expedited proceeding, to compel arbitration of any controversy or claim to which this Fourth Amendment applies in any court having jurisdiction over such action.

                  (a) SPECIAL RULES. The arbitration shall be conducted in the city of Fort Lauderdale, Florida and administered by Endispute, Inc., d/b/a J.A.M.S./Endispute, who will appoint an arbitrator; if J.A.M.S./Endispute is unable or legally precluded from administering the arbitration, then the American Arbitration Association will serve. All arbitration hearings will be commenced within ninety (90) days of the demand for arbitration; further, the arbitrator shall only, upon a showing of cause, be permitted to extend the commencement of such hearing for up to an additional sixty (60) days.

                  (b) RESERVATION OF RIGHTS. Nothing in this Fourth Amendment shall be deemed to: (i) limit the applicability of any otherwise applicable statutes of limitation or repose and any waivers contained in this Fourth Amendment; or (ii) be a waiver by the Bank of the protection afforded to it by 12 U.S.C. Sec. 91 or any substantially equivalent state law; or (iii) limit the right of the Bank hereto (A) to exercise self help remedies such as (but not limited to) setoff, or (B) to foreclose against any real or personal property collateral, or (C) to obtain from a court provisional or ancillary remedies such as (but not limited to) injunctive relief or the appointment of a receiver. The Bank may exercise such self help rights, foreclose upon such property, or obtain such provisional or ancillary remedies before, during or after the pendency of any arbitration proceeding brought pursuant to this Fourth Amendment. At Bank's option, foreclosure under a deed of trust or mortgage may be accomplished by any of the following: the exercise of a power of sale under the deed of trust or mortgage, or by judicial sale under the deed of trust or mortgage, or by judicial foreclosure. Neither this exercise of self help remedies nor the institution or maintenance of an action for foreclosure or provisional or ancillary remedies shall constitute a waiver of the right of any party, including the claimant in any such action, to arbitrate the merits of the controversy or claim occasioning resort to such remedies.

                  (c) WAIVER OF JURY TRIAL. BY AGREEING TO BINDING ARBITRATION, THE PARTIES HERETO HEREBY KNOWINGLY, IRREVOCABLY, VOLUNTARILY, AND INTENTIONALLY WAIVE THE RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING, BUT NOT LIMITED TO, THOSE ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS FOURTH AMENDMENT AND ANY

OTHER DOCUMENT EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS BETWEEN OR AMONG THE PARTIES HERETO. FURTHERMORE, WITHOUT INTENDING IN ANY WAY TO LIMIT THE AGREEMENT TO ARBITRATE, TO THE EXTENT ANY SUCH CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO IS NOT ARBITRATED, THE PARTIES HEREBY KNOWINGLY, IRREVOCABLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF SUCH CONTROVERSY OR CLAIM. THIS PROVISION IS A MATERIAL INDUCEMENT FOR BANK'S EXTENDING THE LOAN EVIDENCED BY THE REVOLVING CREDIT NOTE.

         IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be dated for convenience as of the date and year first above written.

                                   SOUND ADVICE, INC., a Florida
                                   corporation

                                   By: /s/ G. KAY GRIFFITH                (SEAL)
                                   Print Name: G. Kay Griffith
                                   Title: Executive Vice President

                                   CONSENTED AND AGREED TO:

                                   SAI DISTRIBUTORS, INC., a Florida
                                   corporation

                                   By: /s/ G. KAY GRIFFITH                (SEAL)
                                   Print Name: G. Kay Griffith
                                   Title: Executive Vice President

                                   NATIONSBANK OF FLORIDA, N.A.

                                   By: /s/ DENISE M. DOCAL
                                   Print Name: Denise M. Docal
                                   Title: Vice President

STATE OF GEORGIA        )
                        )  ss:
COUNTY OF Fulton        )

         I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State aforesaid and in the County aforesaid to take acknowledgments, the foregoing instrument was acknowledged before me by
G. Kay Griffith, the Exec VP of SOUND ADVICE, INC., a Florida corporation, freely and voluntarily under authority duly vested in him/her by said corporation and that the seal affixed thereto is the true corporate seal of said corporation. He/She is personally known to me or who has produced driver's license as identification.

         WITNESS my hand and official seal in the County and State last aforesaid this 29 day of September, 1995.

                             /s/ MARTHA T. ZEMANEK
                                 Notary Public

                                 MARTHA T. ZEMANEK
                                 Typed, printed or stamped name of Notary Public

Notary Public, Fulton County, Georgia
My Commission Expires: Oct. 21, 1997

STATE OF GEORGIA         )
                         )  ss:
COUNTY OF Fulton         )

         I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State aforesaid and in the County aforesaid to take acknowledgments, the foregoing instrument was acknowledged before me by
G. Kay Griffith, the Exec VP of SAI DISTRIBUTORS, INC., a Florida corporation, freely and voluntarily under authority duly vested in him/her by said corporation and that the seal affixed thereto is the true corporate seal of said corporation. He/She is personally known to me or who has produced drivers license as identification.

         WITNESS my hand and official seal in the County and State last aforesaid this 29 day of September, 1995.


                             /s/ MARTHA T. ZEMANEK
                                 Notary Public

                                 MARTHA T. ZEMANEK
                                 Typed, printed or stamped name of Notary Public


STATE OF GEORGIA     )
                     )  ss:
COUNTY OF Fulton     )

         I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State aforesaid and in the County aforesaid to take acknowledgments, the foregoing instrument was acknowledged before me by Denise M. Docal, the Vice Pres of NATIONSBANK OF FLORIDA, N.A., a national banking association, freely and voluntarily under authority duly vested in him/her by said association. She is personally known to me or who has produced _________________ as identification.

         WITNESS my hand and official seal in the County and State last aforesaid this 29 day of September, 1995.


                             /s/ MARTHA T. ZEMANEK
                                 Notary Public

                                 MARTHA T. ZEMANEK
                                 Typed, printed or stamped name of Notary Public


Notary Public, Fulton County, Georgia
My Commission Expires Oct. 21, 1997

                                   EXHIBIT A

                               SOUND ADVICE, INC.

                              AMENDED AND RESTATED
                    RENEWAL REVOLVING CREDIT PROMISSORY NOTE

Amount:  $30,000,000.00                     Effective Date:  September 29, 1995


         FOR VALUE RECEIVED, the undersigned, SOUND ADVICE, INC., a Florida corporation ("Maker" or "Borrower"), promises to pay to the order of NATIONSBANK OF FLORIDA, N.A., successor by merger to NCNB National Bank of Florida ("Lender" or "Bank"), at the offices of Lender in Fort Lauderdale, Florida, or at such other place as the holder of this Note may from time to time designate, the principal sum of THIRTY MILLION DOLLARS ($30,000,000.00) in lawful money of the United States of America, or the aggregate unpaid principal amount of all advances made by Lender to the undersigned under this Note, whichever is less, and to pay interest on the principal amount of each advance remaining from time to time outstanding from the date hereof until maturity, at the "Rate" (as hereinafter defined) adjusted daily to reflect changes in such Rate, with each adjustment to become effective on the date the change occurs. The "Rate" shall be selected by the Borrower and shall constitute either the Lender's Prime Rate or the Lender's unadjusted thirty (30) day floating certificate of deposit rate plus 250 basis points. Unless otherwise designated, the Rate shall be the Lender's Prime Rate. "Lender's Prime Rate" means, for the purposes hereof, that index rate of interest per annum which Lender from time to time announces as its prime rate. The Prime Rate is not necessarily the best or lowest rate charged or offered by Lender to its borrowing customers.

         Notwithstanding the foregoing, however, in no event shall the interest rate applicable to principal outstanding under this Note exceed the maximum rate of interest allowed by applicable law, as amended from time to time. If any payment of interest or in the nature of interest thereunder would cause the foregoing interest rate limitation to be exceeded, then such excess payment shall be credited as a payment of principal unless the undersigned notifies Lender in writing that the undersigned wishes to have such excess sum returned, together with interest at the rate specified in Section 687.04(2), Florida Statutes, or any successor statute.

         Interest shall be computed on the basis of a year of 360 days and the actual number of days elapsed. Payments made pursuant to the terms of this Note shall first be credited to interest and lawful charges then accrued and the remainder to principal.

         Accrued interest, together with the outstanding principal balance hereunder, shall be due and payable October 13, 1995, unless sooner due and payable as set forth pursuant to the terms of that certain Amended and Restated Credit Agreement, dated as of February 4, 1993 among Borrower, SAI Distributors, Inc. and Lender, as amended by the First, Second, Third and Fourth Amendments thereto (the "Agreement").

         If any payment of principal under this Note is not paid when due (whether on demand, by acceleration or otherwise), each amount shall bear interest from such date at the highest lawful rate until paid, provided, however, that such rate shall not exceed twenty-five percent (25%) per annum.

         This Note is issued pursuant to, and is subject to, the provisions of the Agreement. This Note is secured by collateral, as described more fully in the Agreement and other security documents executed pursuant to the Agreement (collectively, together with this Note and the Agreement, the "Loan Documents"). Reference is made to such Loan Documents for a description of the relative rights and obligations of the undersigned and Lender, including rights and obligations of prepayment, events of default, and rights of acceleration of maturity in the event of default, which terms are incorporated herein.

         This Note is a renewal of that certain Renewal Revolving Credit Promissory Note from the undersigned to Lender in the amount of $30,000,000.00, with an Effective Date of March 29, 1995. Accrued but unpaid interest on the Note renewed hereby shall be paid on the first payment date hereunder.

         The undersigned agrees to pay all costs of collection incurred in enforcing this Note, including reasonable attorneys' fees, regardless of whether suit or other proceedings are instituted, and if instituted, for all trial, appellate, and other proceedings, if any.

         All persons now or at any time liable for payment of this Note hereby waive presentment, protest, notice of protest, and notice of dishonor. The undersigned expressly consents to any extensions and renewals of this Note, in whole or in part, and all delays in time of payment or other performance under this Note which Lender may grant at any time from time to time, without limitation and without any notice or further consent of the undersigned. All notices, demands, and other communications required or permitted in connection with this Note shall be given in the manner specified in the Agreement.

         The remedies of Lender, as provided herein, or in any other agreement between the undersigned and Lender are cumulative and concurrent (except as may be provided in the Loan Documents) and may be pursued singularly, successively, or together, and may be exercised as often as the occasion therefor shall arise.

         This Note has been made, executed and delivered by the undersigned in Atlanta, Georgia.

         MANDATORY ARBITRATION. Any controversy or claim between or among the parties hereto including, but not limited to, those arising out of or relating to this Note or any related agreements or instruments, including any claim based on or arising from an alleged tort, shall be determined by binding arbitration in accordance with the Federal Arbitration Act (or if not applicable, the applicable state law), the Rules of Practice and Procedure for the Arbitration of Commercial Disputes of Judicial Arbitration and Mediation Services, Inc. (J.A.M.S.), and the "Special Rules" set forth below. In the event of any inconsistency, the Special Rules shall control. Judgment upon any arbitration award may be entered in any court having jurisdiction. Any party to this Note may bring an action, including a summary or expedited proceeding, to compel arbitration of any controversy or claim to which this Note applies in any court having jurisdiction over such action.

                  a. SPECIAL RULES. The arbitration shall be conducted in the city of Fort Lauderdale, Florida and administered by Endispute, Inc., d/b/a J.A.M.S./Endispute, who will appoint an arbitrator; if J.A.M.S./Endispute is unable or legally precluded from administering the arbitration, then the American Arbitration Association will serve. All arbitration hearings will be commenced within ninety (90) days of the demand for arbitration; further, the arbitrator shall only, upon a showing of cause, be permitted to extend the commencement of such hearing for up to an additional sixty (60) days.

                  b. RESERVATION OF RIGHTS. Nothing in this Note shall be deemed to: (i) limit the applicability of any otherwise applicable statutes of limitation or repose and any waivers contained in this Note; or (ii) be a waiver by the Bank of the protection afforded to it by 12 U.S.C. Sec. 91 or any substantially equivalent state law; or (iii) limit the right of the Bank hereto
(A) to exercise self help remedies such as (but not limited to) setoff, or (B) to foreclose against any real or personal property collateral, or (C) to obtain from a court provisional or ancillary remedies such as (but not limited to) injunctive relief or the appointment of a receiver. The Bank may exercise such self help rights, foreclose upon such property, or obtain such provisional or ancillary remedies before, during or after the pendency of any arbitration proceeding brought pursuant to this Note. At Bank's option, foreclosure under a deed of trust or mortgage may be accomplished by any of the following: the exercise of a power of sale under the deed of trust or mortgage, or by judicial sale under the deed of trust or mortgage, or by judicial foreclosure. Neither this exercise of self help remedies nor the institution or maintenance of an action for foreclosure or provisional or ancillary remedies shall constitute a waiver of the right of any party, including the claimant in any such action, to arbitrate the merits of the controversy or claim occasioning resort to such remedies.

                  c. WAIVER OF JURY TRIAL. BY AGREEING TO BINDING ARBITRATION, THE PARTIES HERETO HEREBY KNOWINGLY, IRREVOCABLY, VOLUNTARILY, AND INTENTIONALLY WAIVE THE RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING, BUT NOT LIMITED TO, THOSE ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE AND ANY OTHER DOCUMENT EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS BETWEEN OR AMONG THE PARTIES HERETO. FURTHERMORE, WITHOUT INTENDING IN ANY WAY TO LIMIT THE AGREEMENT TO ARBITRATE, TO THE EXTENT ANY SUCH CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO IS NOT ARBITRATED, THE PARTIES HEREBY KNOWINGLY, IRREVOCABLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF SUCH CONTROVERSY OR CLAIM. THIS PROVISION IS A MATERIAL INDUCEMENT FOR BANK'S EXTENDING THE LOAN EVIDENCED BY THE REVOLVING CREDIT NOTE.

         IN WITNESS WHEREOF, the undersigned has caused this Note to be executed as of the day and year first above written.

Signed, Sealed and Delivered
in the Presence of:                 SOUND ADVICE, INC., a Florida corporation

________________________________    By:    _______________________________(SEAL)
                                    Name:  _______________________________
________________________________    Title: _______________________________

STATE OF GEORGIA     )
                     )  SS:
COUNTY OF FULTON     )

         I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State aforesaid and in the County aforesaid to take acknowledgments, the foregoing instrument was acknowledged before me by _______________________________, the ________ of SOUND ADVICE, INC., a Florida
corporation, freely and voluntarily under authority duly vested in him by said corporation and that the seal affixed thereto is the true corporate seal of said corporation. He is personally known to me or who has produced __________________ as identification.

         WITNESS my hand and official seal in the County and State last aforesaid this ___________ day of _________, 1995.


                                ________________________________________________
                                Notary Public

                                ________________________________________________
                                Typed, printed or stamped name of Notary Public

My Commission Expires:

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